PROSPECTUS

January 19, 2018

Vertical Capital Income Fund

Class A Shares	(VCAPX)
Class C Shares	(VCCPX)

Shares of Beneficial Interest
$2,500 minimum purchase for regular accounts

$1,000 minimum purchase for retirement plan accounts

Vertical Capital Income Fund (the "Fund") is a continuously offered, diversified, closed-end management investment company that is operated as an interval fund. Pursuant to the Fund's interval fund structure, the Fund will conduct quarterly repurchase offers of from 5% to 25% of the Fund's outstanding shares at each class’ specific net asset value per share. Even though the Fund will make quarterly repurchase offers, investors should consider the Fund's shares to have limited liquidity.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a Statement of Additional Information ("SAI") dated January 19, 2018, has been filed with the Securities and Exchange Commission ("SEC"). The SAI is available upon request and without charge by writing the Fund at c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, or by calling toll-free 1-866-277-VCIF. The table of contents of the SAI appears on page 25 of this Prospectus. You may request the Fund's SAI, annual and semi-annual reports, and other information about the Fund or make shareholder inquiries by calling 1-866-277-VCIF or by visiting www.vertical-incomefund.com. The SAI is hereby incorporated by reference into this Prospectus. The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC's website at http://www.sec.gov. The address of the SEC's website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objective. The Fund's investment objective is to seek income.

Investment Strategy. The Fund invests substantially all its assets in income-producing first lien whole loans secured by residential real estate. The Fund acquires loans with varying terms and structures, levels of borrower equity and credit profiles. The Fund does not limit the allocation of Fund assets in performing loans along the dimensions of terms and structures, borrower equity, and credit profiles. Up to 10% of the loans may be delinquent or in default at the time of acquisition. The Fund will not purchase loans that currently are in foreclosure; however, loans acquired by the Fund may go into foreclosure subsequent to acquisition by the Fund. In addition, the Fund may invest up to approximately 10% of its assets in loans that are classified as “sub-prime” at the time of purchase by the Fund.

Securities Offered. The Fund engages in a continuous offering of shares. The Fund has registered 34,000,000 shares (10,000,000 in 2011, 9,000,000 in 2014 and 15,000,000 in 2015) and is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its distributor, under the terms of this Prospectus, 34,000,000 shares of beneficial interest, less shares previously sold. As of December 31, 2017, no Class C shares have been issued. However, as of December 31, 2017, the Fund's Class A net asset value per share was $12.47. The Fund's shares are sold at a public offering price equal to their class-specific net asset value per share plus any applicable sales charge. The maximum Class A sales load is 5.75% of the amount invested. The minimum initial investment by a shareholder is $2,500 for regular accounts and $1,000 for retirement plan accounts. Subsequent investments may be made with at least $100 for regular accounts and $50 for retirement plan accounts. The Fund is offering to sell its shares, on a continual basis, through its distributor. The distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use reasonable efforts to sell the shares. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account. During the continuous offering, shares will be sold at the class-specific net asset value of the Fund next determined plus the applicable sales load. See "Plan of Distribution." The Fund's continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933 until the Fund has sold shares in an amount equal to approximately $1 billion.

The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. Investing in the Fund's shares involves risks. See "Risk Factors" below in this Prospectus.

Investment Adviser

Oakline Advisors, LLC (the "Adviser")

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	4
FINANCIAL HIGHLIGHTS	5
THE FUND	6
USE OF PROCEEDS	6
INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES	6
RISK FACTORS	9
MANAGEMENT OF THE FUND	11
DETERMINATION OF NET ASSET VALUE	13
CONFLICTS OF INTEREST	14
QUARTERLY REPURCHASES OF SHARES	14
DISTRIBUTION POLICY	16
DIVIDEND REINVESTMENT POLICY	17
U.S. FEDERAL INCOME TAX MATTERS	17
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES	18
ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST	19
PLAN OF DISTRIBUTION	19
CYBERSECURITY	23
LEGAL MATTERS	24
REPORTS TO SHAREHOLDERS	24
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24
ADDITIONAL INFORMATION	24
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	25
PRIVACY NOTICE	26

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this Prospectus and in the Statement of Additional Information, particularly the information set forth under the heading "Risk Factors."

The Fund. Vertical Capital Income Fund is a continuously offered, diversified, closed-end management investment company. See "The Fund." The Fund is an interval fund that will offer to make quarterly repurchases of shares at each class’ specific net asset value per share. See "Quarterly Repurchases of Shares."

Investment Objective and Policies. The Fund's investment objective is to seek income. The Fund pursues its investment objective by investing primarily in individual interest income-producing debt securities secured by residential real estate (i.e., mortgage loans made to individual borrowers that are represented by a note (the "security") and a security agreement in the form of a mortgage or deed of trust). These notes are typically sold individually or in groups or packages, all of which are difficult to value. The Fund acquires loans with varying terms and structures, levels of borrower equity and credit profiles. The Fund does not limit the allocation of Fund assets in performing loans along the dimensions of terms and structures, borrower equity, and credit profiles. Up to 10% of the loans the Fund acquires may be delinquent or in default at the time of acquisition. The Fund will not purchase loans that currently are in foreclosure; however, loans acquired by the Fund may go into foreclosure subsequent to acquisition by the Fund. In addition, the Fund may invest up to approximately 10% of its assets in loans that are classified as “sub-prime” at the time of purchase by the Fund. The Fund does not invest in foreign securities.

The Fund defines the individual borrowers issuing these types of mortgage-related notes as a type of industry. Therefore, the Fund concentrates investments in the mortgage-related industry because, under normal circumstances, it invests over 25% of its assets in mortgage-related securities. This policy is fundamental and may not be changed without shareholder approval.

Investment Strategy. The Adviser intends to primarily allocate the Fund's assets among debt securities that, in the view of the Adviser, represent attractive risk-adjusted income-producing investment opportunities. The Adviser evaluates and bids on loans based on its assessment of the ability of that loan to produce a durable and attractive level of current income. Under normal circumstances, the Fund will invest at least 25% of its net assets in mortgage-related securities represented by notes issued by individual borrowers. This policy is fundamental and may not be changed without shareholder approval. The Statement of Additional Information contains a list of the fundamental and non-fundamental (if any) investment policies of the Fund under the heading "Investment Objective and Policies." Secondarily, the Adviser considers potential for capital appreciation. The Adviser evaluates each individual borrower's likelihood of default, the liquidation value of the residential real estate collateral securing the note and the expected income of the security to assess risk versus reward. The Adviser principally buys notes of any quality that are current on payments, or not seriously delinquent (commonly referred to as "performing") provided they satisfy the Adviser's underwriting standards and are judged to present reasonable credit risk. The Adviser then assigns a value to the loan based on its assessment of risk and return and submits that bid to the seller of the note. When constructing the Fund's portfolio, the Adviser selects securities from residential real estate sectors and geographic regions that it believes will not be highly correlated to each other or to the equity or fixed income markets in general. Generally, the Adviser expects to purchase notes at a discount to their face value to increase yield, generate capital appreciation and provide a cushion in the event of delinquency and default. The Fund may also borrow for temporary liquidity purposes and to facilitate note purchases. The Adviser may sell a security if a target price is obtained, a borrower's fundamentals deteriorate, or a more attractive investment opportunity is identified.

Investment Adviser and Fee. Oakline Advisors, LLC, the investment adviser of the Fund, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is entitled to receive a monthly fee at the annual rate of 1.25% of the Fund's average daily net assets, depending upon the net assets in the Fund. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) to the extent that they exceed 1.85% and 2.60% per annum of the Fund's Class A and Class C average daily net assets, respectively, through at least January 31, 2019 (the "Expense Limitation"). See "Management of the Fund."

Administrator, Accounting Agent and Transfer Agent. Gemini Fund Services, LLC ("GFS") serves as the administrator, accounting agent and transfer agent of the Fund. See "Management of the Fund."

Closed-End Fund Structure. Closed-end funds differ from open end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund's shares will not be listed on a stock exchange. Instead, the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of shares (at least 5%) quarterly, which is discussed in more detail below. The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to the continuous out-flows.

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Investor Suitability. An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Repurchases of Shares. The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at class-specific net asset value, of no less than 5% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases. See "Quarterly Repurchases of Shares."

Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund's shares. See "Risk Factors."

Borrower Risk. A specific security can perform differently from the market as a whole for reasons related to the borrower, such as an individual's economic situation. Compared to investment companies that focus only on securities issued by large capitalization companies, the Fund's net asset value may be more volatile because it invests in notes of individuals. Individuals issuing notes secured by residential real estate are more likely to suffer sudden financial reversals such as (i) job loss, (ii) depletion of savings or (iii) loss of access to refinancing opportunities. Further, compared to securities issued by large companies, notes issued by individuals are more likely to experience more significant changes in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for losses.

Concentration Risk. Because the Fund will invest more than 25% of its assets in the mortgage-related industry, the Fund will be subject to greater volatility risk than a fund that is not concentrated in a single industry. The Fund's investments may be concentrated in regions or states, which exposes the Fund to region- or state-specific economic risks.

Credit Risk. Individual borrowers may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if a borrower's financial condition deteriorates, which tends to increase the risk of default and decreases a note's value. Weak or declining general economic conditions tend to increase default risk. Lower-quality notes, such as those considered "sub-prime" by the Adviser are more likely to default than those considered "prime" by the Adviser or a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund's ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund's share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Defaulted Securities Risk. Defaulted securities lack liquidity and may have no secondary market for extended periods. Defaulted securities may have low recovery values and defaulting borrowers may seek bankruptcy protection which would delay resolution of the Fund's claims. The Fund anticipates a significant likelihood of default by mortgage-related borrowers.

Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Rising interest rates tend to increase the likelihood of borrower default.

Leverage Risk. The use of leverage by borrowing money to purchase additional securities causes the Fund to incur additional expenses and will magnify losses in the event of underperformance of the securities purchased with borrowed money. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

Liquidity Risk. There is currently no secondary market for Fund shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund's quarterly repurchase offers for no less than 5% of the shares outstanding at class-specific net asset value. There is no guarantee that shareholders will be able to sell all the shares they desire in a quarterly repurchase offer. The Fund's investments also are subject to liquidity risk because there is a limited secondary market for mortgage notes. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The Adviser's judgments about the attractiveness, value and potential appreciation of a particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

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Market Risk. An investment in the Fund's shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund's borrowing costs, if any, will increase when interest rates rise.

Prepayment Risk. Securities may be subject to prepayment risk because borrowers are typically able to prepay principal. Consequently, a security's maturity may be longer or shorter than anticipated. When interest rates fall, obligations tend to be paid off more quickly than originally anticipated and the Fund may have to invest the prepaid proceeds in securities with lower yields. When interest rates rise, obligations will tend to be paid off by the obligor more slowly than anticipated, preventing the Fund from reinvesting at higher yields.

Real Estate Risk. The Fund will not invest in real estate directly, but, because the Fund will invest the majority of its assets in securities secured by real estate, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of residential real estate collateral is affected by:

(i)	changes in general economic and market conditions including changes in employment;
(ii)	changes in the value of real estate properties generally;
(iii)	local economic conditions, overbuilding and increased competition;
(iv)	increases in property taxes and operating expenses;
(v)	changes in zoning laws;
(vi)	casualty and condemnation losses including environment remediation costs;
(vii)	variations in rental income, neighborhood values or the appeal of property to tenants or potential buyers;
(viii)	the availability of financing;
(ix)	changes in interest rates and available borrowing leverage; and
(x)	natural disasters.

Repurchase Policy Risks. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value. To the extent the Fund borrows to make repurchases, it will incur interest expense.

Servicer Risk. Because the Fund engages servicers to collect payments from borrowers, there is a risk that payments to the Fund will be delayed if a servicer fails to perform its functions or fails to perform them in a timely manner. If a servicer becomes insolvent or the Fund otherwise decides to move to a new servicer, the Fund will incur expenses in transferring servicing duties to a new servicer and borrower delinquencies would likely rise during a transition.

U.S. Federal Income Tax Matters.

The Fund has elected to be treated and intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements. See "U.S. Federal Income Tax Matters."

Dividend Reinvestment Policy.

Unless a shareholder elects otherwise, the shareholder's distributions will be reinvested in additional shares under the Fund's dividend reinvestment policy. Shareholders who elect not to participate in the Fund's dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See "Dividend Reinvestment Policy."

Custodian.

MUFG Union Bank, N.A., will serve as the Fund's custodian. See "Management of the Fund."

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SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses	Class A	Class C
Maximum Sales Load (as a percent of offering price)	5.75%	None
Early Withdrawal Charge on Shares Repurchased Less Than 365 Days After Purchase (as a percent of original purchase)	None	1.00%
Wire Transfer Fee	$15	$15
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.25%	1.25%
Interest Payments and Fees on Borrowed Funds	0.14%	0.14%
Other Expenses
Distribution Fee	0.00%	0.75%
Shareholder Servicing Expenses [1]	0.25%	0.25%
Remaining Other Expenses	1.22% [2]	1.22% [1]
Total Annual Expenses	2.86%	3.61%
Fee Waiver [3]	(0.87)%	(0.87)%
Total Annual Expenses (after fee waiver)	1.99%	2.74%
1.	Estimated for the current fiscal year.
2.	Restated to reflect current expenses.
3.	The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.85% and 2.60% per annum of the Fund's Class A and Class C average daily net assets, respectively, through at least January 31, 2019 (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the month in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded or any then-current expense limitation to be exceeded. The Expense Limitation Agreement will remain in effect as described above unless and until the Board approves its modification or termination. This agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Adviser. See "Management of the Fund."

The Summary of Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares on purchases of shares if you and your family invest, or agree to invest in the future, at least $200,000 in the Fund. More information about these and other discounts is available from your financial professional and in Purchase Terms starting on page 21 of this Prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return:

Example – Class A	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$77	$133	$192	$352

Example – Class C	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$28	$103	$180	$381

Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee. However, if shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by GFS, currently $15. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

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FINANCIAL HIGHLIGHTS

The table below sets forth audited financial data for one Class A share of beneficial interest outstanding throughout the period presented. Because Class C shares have only recently commenced investment operations, no financial highlights are available for this share class at this time. In the future, financial highlights for Class C shares will be presented in this section of the Prospectus.

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	September 30, 2017		September 30, 2016		September 30, 2015		September 30, 2014		September 30, 2013

Net Asset Value, Beginning of Year	$12.49		$11.53		$11.04		$10.87		$10.58
From Operations:
Net investment income (a)	0.39		0.36		0.41		0.51		0.50
Net gain (loss) from investments (both realized and unrealized)	(0.04	) (b)	1.33		0.56		0.27		0.28
Total from operations	0.35		1.69		0.97		0.78		0.78
Distributions to shareholders from:
Net investment income	(0.40)		(0.38)		(0.44)		(0.56)		(0.42)
Net realized gains	(0.10)		(0.35)		(0.04)		(0.05)		(0.07)
Total distributions	(0.50)		(0.73)		(0.48)		(0.61)		(0.49)
Net Asset Value, End of Year	$12.34		$12.49		$11.53		$11.04		$10.87
Total Return (c)	2.81%		15.10%		8.86%		7.29%		7.42%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$160,630		$182,008		$160,382		$108,610		$39,987
Ratio of gross expenses to average net assets	2.74	% (d)(e)	2.95	% (d)(e)	2.67	% (d)(e)	2.32	% (d)	3.20%
Ratio of net expenses to average net assets	2.04	% (d)(e)	2.26	% (d)(e)	2.33	% (d)(e)	1.91	% (d)	1.85%
Ratio of net investment income to average net assets	3.24	% (d)(e)	2.98	% (d)(e)	3.54	% (d)(e)	4.68	% (d)	4.61%
Portfolio turnover rate	17.69%		13.72%		2.58%		8.37%		11.68%
Loan Outstanding, End of Year (000s)	$—		$—		$13,522		$3,500		$—
Asset Coverage Ratio for Loan Outstanding (f)	0%		0%		1286%		3203%		0%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding (f)	$—		$—		$12,672		$32,031		$—
Weighted Average Loans Outstanding (000s) (g)	$14,368		$12,330		$12,372		$3,398		$—
Weighted Average Interest Rate on Loans Outstanding	3.88%		3.41%		3.25%		3.25%		0.00%

(a)	Per share amounts are calculated using the annual average shares method, which more appropriately presents the per share data for the period.
(b)	The amount of net gain (loss) on investments (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to timing of purchases and redemptions of Fund shares.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.
(d)	Ratio includes 0.14%, 0.20%, 0.27% and 0.06% for the years ended September 30, 2017, 2016, 2015 and 2014, respectively, that attributed to interest expenses and fees.
(e)	Ratio includes 0.05%, 0.21% and 0.21% for the years ended September 30, 2017, 2016 and the year ended 2015, respectively, that attributed to advisory transition expenses.
(f)	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.
(g)	Based on monthly weighted average.

The information for the fiscal year ended September 30, 2017 has been derived from the Fund's financial statements audited by Grant Thornton, LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report dated September 30, 2017 and are incorporated by reference in the Fund's SAI. The information for the periods prior to the fiscal year ended September 30, 2017 was audited by the Fund's former independent registered public accounting firms. The Fund's SAI, annual report and semi-annual report are available upon request, without charge, by calling the Fund toll-free at
1-877-803-6583. The Fund was advised by a different investment adviser prior to July 6, 2015.

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THE FUND

The Fund is a continuously offered, diversified, closed-end management investment company that is operated as an interval fund.
The Fund was organized as a Delaware statutory trust on April 8, 2011. The Fund's principal office is located at c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, and its telephone number is 1-866-277-VCIF.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares, after payment of the sales load, will be invested in accordance with the Fund's investment objective and policies (as stated below) as soon as practicable after receipt, which the Fund expects will be less than 30 days. The Fund will pay offering expenses incurred with respect to its continuous offering. Pending investment of the net proceeds in accordance with the Fund's investment objective and policies, the Fund will invest in money market or short-term fixed-income mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, a portion of the Fund's assets would earn interest income at a modest rate.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies.

The Fund's investment objective is to seek income. The Fund pursues its investment objective by investing primarily in individual interest income-producing debt securities secured by residential real estate (i.e., mortgage loans made to individuals that are represented by a note (the "security") and a security agreement in the form of a mortgage or deed of trust). The Fund does not primarily invest in pools of mortgage-related notes, but rather note-by-note. However, these notes are typically sold in groups or packages, which are difficult to value. The Fund acquires loans with varying terms and structures, levels of borrower equity and credit profiles. The Fund does not limit the allocation of Fund assets in performing loans along the dimensions of terms and structures, borrower equity, and credit profiles. Up to 10% of the loans in the group or package may be delinquent or in default. The Fund will not purchase loans that currently are in foreclosure; however, loans acquired by the Fund may go into foreclosure subsequent to acquisition by the Fund. In addition, the Fund may invest up to approximately 10% of its assets in loans that are classified as “sub-prime” at the time of purchase by the Fund. The Fund invests without restriction as to the credit quality of the individual borrower or the maturity of individual notes. The Fund does not invest in foreign securities. Under normal circumstances, the Fund will invest at least 25% of its net assets in mortgage-related securities represented by notes issued by individuals. This policy is fundamental and may not be changed without shareholder approval. The Statement of Additional Information contains a list of the fundamental and non-fundamental (if any) investment policies of the Fund under the heading "Investment Objective and Policies."

Investment Strategy and Criteria Used in Selecting Investments

The Adviser selects securities by evaluating all characteristics of the loan, including the borrower's credit quality and the potential liquidation value of the residential real estate collateral securing the debt obligation. When evaluating credit quality, the Adviser uses an underwriting model that takes into account the following factors, but may also take into consideration others:

Residential Borrowers

•	Borrower payment history including delinquencies and defaults
•	Borrower credit report
•	Borrower credit score, such as a FICO® score
•	Security's interest rate
•	Borrower total debt service load
•	Alternative sources of repayment such as liquid assets
•	Title search of property to assure clear title by borrower

When evaluating residential real estate collateral's potential liquidation value, the Adviser uses a collateral valuation underwriting model that takes into account the following factors, but may also take into consideration others:

•	Current quick sale property value as established by an independent broker's price opinion
•	State laws pertaining to mortgages in that domicile
•	Local real estate trends around the respective property
•	Estimated foreclosure value for the property

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Even though the Adviser underwrites and models each borrower's ability to pay, it nonetheless anticipates defaults by borrowers because of difficult-to-predict economic events, such as job loss. The Adviser expects to resolve or forestall these defaults primarily through the use of repayment plans or by renegotiating note terms to lower interest and/or principal payments so that a borrower can resume payments on its note. The Adviser also may enter into an agreement with the borrower and a third-party to sell the property to the third-party for less than the principal balance on the note while forgiving any unpaid principal that remains after receiving the proceeds from the sale (commonly referred to as a short-sale). The Adviser may also pursue deed-in-lieu of foreclosure transactions or foreclose upon the property and seek to recover its investment capital via sale of the property.

The Adviser evaluates and bids on loans based on its assessment of the ability of that loan to produce a durable and attractive level of current income. Secondarily, the Adviser considers potential for capital appreciation. Generally, the Adviser expects to purchase notes at a discount to their face value to increase yield, generate capital appreciation and provide a cushion to the effects of delinquency and default. The Fund may also borrow for temporary liquidity purposes and to facilitate note purchases. The Adviser anticipates using three primary methods of liquidating securities from the Fund:

•	Borrower sells the collateral and the note is then paid in full
•	Borrower refinances the note, and note is then paid in full
•	The Fund sells the note to another institution

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund's principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund's cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund's portfolio managers are subjective.

The frequency and amount of portfolio purchases and sales (known as the "portfolio turnover rate") will vary from year to year. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage or placement agent commissions and may generate short-term capital gains taxable as ordinary income. See "Tax Status" in the Fund's Statement of Additional Information.

There is no assurance what portion, if any, of the Fund's investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions will be designated as qualified dividend income. See "U.S. Federal Income Tax Matters."

Portfolio Investments

Securities Secured by Real Estate

The Fund will invest primarily in securities secured by residential real estate. The market or liquidation value of each type of residential real estate collateral may be adversely affected by numerous factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective buyers of the safety, convenience and attractiveness of the properties; maintenance and insurance costs; changes in real estate taxes and other expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the borrowers.

Certain Legal Aspects of Notes Secured by Real Estate

Each of the Fund's mortgage-related notes will be secured by a deed of trust, mortgage, security agreement, or legal title. The deed of trust and mortgage are the most commonly used real property security devices. A deed of trust formally has three parties: (1) a debtor, referred to as the "trustor," (2) a third party referred to as the "trustee" and (3) the lender/creditor, referred to as the "beneficiary." The trustor irrevocably grants the property until the debt is paid, "in trust, with power of sale" to the trustee to secure payment of the obligation. In a mortgage note, there are only two parties, the mortgagor (commonly referred to as the borrower) and the mortgagee (commonly referred to as the investor). State law determines how a mortgage is foreclosed. The process usually requires a judicial process.

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Foreclosure

Deed of Trust

Some states have a statute known as the "one form of action" rule, which requires the beneficiary of a deed of trust to exhaust the security under the deed of trust (i.e., foreclose on the property) before any personal action may be brought against the note-issuing borrower. There are two methods of foreclosing a deed of trust. Foreclosure of a deed of trust is accomplished in most cases by a non-judicial trustee's sale under the power of sale provision in the deed of trust. A judicial foreclosure (in which the beneficiary's purpose is usually to obtain a deficiency judgment where otherwise unavailable) is subject to most of the delays and expenses of other lawsuits, sometimes requiring up to several years to complete.

Mortgage

Notes owned by the Fund secured by mortgages will be foreclosed in compliance with the laws of the state where the real property collateral is located, which vary from state to state. A mortgage is a legal document in which the owner uses the title to residential property as security for a loan described in a promissory note. If the owner fails to make payments on the promissory note then the lender can foreclose (through the courts, or in some states, without court involvement) on the mortgage to force a sale of the real property and receive the proceeds, or receive the property itself at a public sheriff's sale.

Additional Information Regarding Foreclosures and Related Issues

Redemption

After a foreclosure sale pursuant to a mortgage, the borrower and foreclosed junior lien holders may have a statutory period in which to redeem the property from the foreclosure sale by paying amounts due.

Anti-Deficiency Legislation

The Fund may acquire interests in mortgage notes which limit the Fund's recourse to foreclosure upon the security property, with no recourse against the borrower's other assets. In some jurisdictions, the Fund can pursue a deficiency judgment against the note-issuing borrower or a guarantor if the value of the property securing the note is insufficient to pay back the debt owed to the Fund. In other jurisdictions, however, if the Fund desires to seek a judgment in court against the borrower for the deficiency balance, the Fund may be required to seek judicial foreclosure and/or have other security from the borrower.

Special Considerations in Connection with Junior Encumbrances

In addition to the general considerations concerning trust deeds discussed above, there are certain additional considerations applicable to second and more junior deeds of trust ("junior encumbrances"). By its very nature, a junior encumbrance is less secure than a more senior lien. If a senior lienholder forecloses on its note, unless the amount of the bid exceeds the senior encumbrances, the junior lienholder will receive nothing. Because of the limited notice and attention given to foreclosure sales, it is possible for a junior lienholder to be "sold out," receiving nothing from the foreclosure sale. By virtue of anti-deficiency legislation, discussed above, a junior lienholder may be totally precluded from any further remedies.

Environmental

The Fund's security property may be subject to potential environmental risks. Of particular concern may be those security properties which have been built upon the site of manufacturing, industrial or disposal activity. These environmental risks may give rise to a diminution in value of the security property or liability for clean-up costs or other remedial actions. This liability could exceed the value of the real property or the principal balance of the related mortgage note. For this reason, the Fund may choose not to foreclose on contaminated property rather than risk incurring liability for remedial actions.

"Due-on-Sale" Clauses

The notes and deeds of trust held by the Fund, like those of many investors, contain "due-on-sale" clauses permitting the Fund to accelerate the maturity of a note if the note borrower sells, conveys or transfers all or any portion of the property, but may or may not contain "due-on-encumbrance" clauses which would permit the same action if the borrower further encumbers the property (i.e., executes further deeds of trust). The enforceability of these types of clauses has been the subject of several major court decisions and legislation in recent years.

Prepayment Charges

Some notes acquired by the Fund may provide for certain prepayment charges to be imposed on the note borrower in the event of certain early payments on the note. The Adviser reserves the right, at its business judgment, to waive collection of prepayment penalties.

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Bankruptcy Laws

If a borrower files for protection under the federal bankruptcy statutes, the Fund will be initially barred from taking any foreclosure action on its real property security by an "automatic stay order" that goes into effect upon the borrower's filing of a bankruptcy petition. Thereafter, the Fund would be required to incur the time, delay and expense of filing a motion with the bankruptcy court for permission to foreclose on the real property security ("relief from the automatic stay order"). Such permission is granted only in limited circumstances. If permission is denied, the Fund will likely be unable to foreclose on its security for the duration of the bankruptcy, which could be a period of years. During such delay, the borrower may or may not be required to pay current interest on the note. The Fund would therefore lack the cash flow it anticipated from the note, and the total indebtedness secured by the security property would increase by the amount of the defaulted payments, perhaps reaching a total that would exceed the market value of the property.

In addition, bankruptcy courts have broad powers to permit a sale of the real property free of the Fund's lien, to compel the Fund to accept an amount less than the balance due under the note and to permit the borrower to repay over a term which may be substantially longer than the original term of the note.

RISK FACTORS

An investment in the Fund's shares is subject to risks. The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund's shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

Borrower Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The Fund's performance may be more sensitive to regional economic occurrences than the value of shares of a fund that does not invest, in part, based on the recovery value of residential real estate collateral. The value of a borrower's securities that are held in the Fund's portfolio may decline for a number of reasons that directly relate to the borrower, such as financial leverage, job loss, or an individual's other sources of revenue or repayment. Individuals may have short work histories, limited alternative employment opportunities and few resources. The risks associated with these investments are generally greater than those associated with investments in the securities of large established companies. This may cause the Fund's net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of individual borrowers are more likely to experience sharper swings in market values and less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate. Further, the notes of individual borrowers, in which the Fund invests, do not trade on an exchange and trade over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these notes over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Concentration Risk. Because the Fund will invest more than 25% of its assets in the mortgage-related industry, the Fund will be subject to greater volatility risk than a fund that is not concentrated in a single industry. The mortgage-related industry, as a whole, may be unstable if the price of real estate declines below a certain level or if the U.S. economy weakens below a certain level. Additionally, the Fund's investments in mortgage-related industry securities may be more volatile than securities markets in general and may perform poorly even when securities markets, in general, are rising. The Fund's investments may be concentrated in regions or states, which exposes the Fund to region- or state-specific economic risks such as higher unemployment rates, higher borrower default rates and declining property values.

Credit Risk. There is a risk that note-issuing borrowers will not make scheduled periodic interest and principal payments, resulting in losses to the Fund. Notes that pay interest periodically, but repay all principal at maturity are expected to have higher default rates. In addition, the credit quality of securities may decline if a borrower's financial condition deteriorates. Lower credit quality may lead to greater volatility in the price of a note and in shares of the Fund. Lower quality notes, such as those considered sub-prime by the Adviser are more likely to default than those considered prime by the Adviser or a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for these notes and reduce the Fund's ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund's share price. Additionally, borrowers may seek bankruptcy protection which will delay resolution of security holder claims and may eliminate or materially reduce liquidity. Default, or the market's perception that a borrower is likely to default, could reduce the value and liquidity of portfolio securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Lower quality notes offer the potential for higher return, but also involve greater risk than debt securities of higher quality, including an increased possibility that the borrower or guarantor, if any, may not be able to make its payments of interest and principal. If that happens, the value of the security will decrease and may become worthless. This will cause the Fund's share price to decrease and its income will be reduced.

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Defaulted Securities Risk. Defaulted securities lack liquidity and may have no secondary market for extended periods. Defaulted securities may have low recovery values and defaulting borrowers may seek bankruptcy protection which would delay resolution of the Fund's claims. The Fund anticipates a significant likelihood of default by mortgage-related borrowers. Defaulted securities will not make scheduled interest or principal payments which will reduce the Fund's returns and ability to make distributions. Defaulted securities may become worthless.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Rising interest rates tend to increase the likelihood of borrower default. These risks could affect the value of a particular investment, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Leverage Risk. The use of leverage by borrowing money to purchase additional securities causes the Fund to incur additional expenses and will magnify losses in the event of underperformance of the securities purchased with borrowed money. Generally, the use of leverage also will cause the Fund to have higher expenses (mostly interest expenses) than those of funds that do not use such techniques. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

Liquidity Risk. The Fund is a closed-end investment company structured as an "interval fund" and designed for long-term investors. Unlike many closed-end investment companies, the Fund's shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund's quarterly repurchase offers for no less than 5% of the shares outstanding at class-specific net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund's investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of individuals that may have substantial market and/or credit risk, tend to have the greatest exposure to liquidity risk.

Management Risk. The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Adviser's judgments about the attractiveness, value and potential appreciation of particular real estate segments and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions. The Fund's borrowing costs, if any, will increase when interest rates rise.

Prepayment Risk. Securities may be subject to prepayment risk because borrowers are typically able to prepay principal. Consequently, a security's maturity may be longer or shorter than anticipated. When interest rates fall, obligations will be paid off more quickly than originally anticipated and the Fund may have to invest the prepaid proceeds in securities with lower yields. The yield realized on a security purchased at a premium will be lower than expected if prepayment occurs sooner than expected, as is often the case when interest rates fall. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, preventing the Fund from reinvesting at higher yields. The yield realized on a security purchased at a discount will be lower than expected if prepayment occurs later than expected, as is often the case when interest rates rise.

Real Estate Risk. The Fund will not invest in real estate directly, but because the Fund will concentrate its investments in securities secured by real estate, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Although the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership in real property. The value of the Fund's shares will be affected by factors affecting the value of real estate. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and other expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses, including environmental remediation costs; (vii) variations in neighborhood values or the appeal of property to potential buyers; (viii) the availability of financing; (ix) changes in interest rates and (x) natural disasters.

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Repurchase Policy Risks. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets may increase the Fund's expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Servicer Risk. Because the Fund engages servicers to collect payments from borrowers, there is a risk that payments to the Fund will be delayed if a servicer fails to perform its functions or fails to perform them in a timely manner. A servicer may be inadequately staffed to efficiently process a higher than expected level of borrower defaults. Consequently, the Fund may experience unexpected delays in foreclosing on properties securing debts and recoveries to the Fund would likely be lower than expected. If a servicer becomes insolvent, the Fund will incur expenses in transferring servicing duties to a new servicer and borrower delinquencies and defaults would likely rise during a transfer to a new servicer. Loan servicing is subject to significant regulation and fines for violations of these regulations might be borne by the Fund because a loan servicer is an agent of the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of four trustees. The Trustees are responsible for the Fund's overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund's investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under "Management" in the Statement of Additional Information.

Investment Adviser

Oakline Advisors, LLC located at 14675 Dallas Parkway, Suite 600, Dallas, Texas 75254, provides day to day management of the Fund's investment portfolio pursuant to an investment advisory agreement (the "Advisory Agreement") and earns a management fee at the annual rate of 1.25% of the Fund's average daily net assets. The Adviser and affiliates serve a variety of retail, registered investment adviser and institutional investor clients.

The Adviser is owned by Stratera Holdings, LLC ("Stratera"), a national sponsor of alternative investment products designed for the individual and institutional investor. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 but has a limited history of managing a registered investment company. The Adviser's investment professionals are responsible for developing, recommending and implementing the Fund's investment strategy. The Adviser's investment professionals manage other real-estate related platforms for Stratera. The Adviser's investment professionals have significant experience and an extensive track record of investing in real estate properties, real estate-related debt and real estate industry securities. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered investment companies. The Adviser relies on its parent, Stratera, for certain investment, finance, accounting, legal and administrative services. The Adviser is deemed to be controlled by Robert M. Behringer through his ownership of at least 25 percent of the parent company of the Adviser.

Under the general supervision of the Fund's Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund's service providers. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a monthly management fee computed at the annual rate of 1.25% of the average daily net assets. The Adviser may employ research services and service providers to assist in the Adviser's market analysis and investment selection.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's Advisory Agreement is available in the Fund's Annual Report to Shareholders dated September 30, 2016.

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The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) to the extent that they exceed 1.85% and 2.60% per annum of the Fund's Class A and Class C, respective average daily net assets, at least through January 31, 2019 (the Expense Limitation). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the month in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded or any then-current expense limitation to be exceeded. This agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Adviser. After January 31, 2019, the Expense Limitation Agreement may expire or be renewed or modified to limit expenses to a level different at the Adviser's and Board's discretion.

David F. Aisner

Co-Portfolio Manager

David F. Aisner is an executive vice president of the Adviser, a position held since July 2015. Mr. Aisner shares primary responsibility for management of the Fund's investment portfolio and has served the Fund in this capacity since July 2015. In addition to serving as an executive vice president of the Adviser, Mr. Aisner serves in a similar capacity for other Stratera entities that are affiliated with the Adviser. Prior to joining Stratera in 2010, Mr. Aisner was employed at iStar Financial from 2008 to 2010 in the Investments Group, performing underwriting and asset management duties on a range of deal types and asset classes. From 2002 to 2006, Mr. Aisner was a vice president at The 1794 Commodore Funds, a $100 million multi-strategy fund of funds affiliated with the William A.M. Burden & Co. family office and York Capital Management, an event-driven hedge fund. From 2000 to 2002, he was employed with R. S. Carmichael & Company, a management consulting firm catering to financial services clients. Mr. Aisner earned a Bachelor of Arts degree, double-majoring in economics and political science, from Williams College. He received an MBA with a concentration in real estate at the Wharton School of Business at the University of Pennsylvania.

Robert J. Chapman

Co-Portfolio Manager

Robert J. Chapman is executive vice president of the Adviser, a position held since July 2015. Mr. Chapman shares primary responsibility for management of the Fund's investment portfolio and has served in this capacity since July 2015. Prior to joining Stratera in 2007, Mr. Chapman was chief financial officer of AMLI Residential Properties Trust, a publicly traded multifamily real estate investment trust from 1997-2007; managing director of Heitman Capital Management Corporation (1994-1997); managing director and chief financial officer of JMB Institutional Realty Corporation (1994); and managing director and chief financial Officer of JMB Realty Corporation (1976-1994). Mr. Chapman has served as a member of the Advisory Board of the Graaskamp Center for Real Estate of the University of Wisconsin. He served as a Founding Board Member of the National Association of Real Estate Companies (NAREC) and the Real Estate Advisory Council of the University of Cincinnati. Mr. Chapman has also been an adjunct professor of real estate finance at DePaul University in Chicago, Illinois. Mr. Chapman received a BBA degree in accounting and an MBA degree in finance from the University of Cincinnati.

The Statement of Additional Information provides additional information about the Fund's portfolio managers' compensation, other accounts managed and ownership of Fund shares.

Administrator, Accounting Agent and Transfer Agent

Gemini Fund Services, LLC, with principal offices at 80 Arkay Drive, Suite 110, Hauppauge, NY, 11788 and 17605 Wright Street, Suite 2, Omaha, NE 68130, serves as Administrator, Accounting Agent and Transfer Agent. For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based on net assets, for fund administration, fund accounting and transfer agency services. For the fiscal year ended September 30, 2015, the Fund paid $159,074, $45,988 and $141,288 for administration, fund accounting and transfer agency fees, respectively. For the fiscal period ended September 30, 2016, the Fund paid $158,092, $49,026 and $181,502 for administration, fund accounting and transfer agency fees, respectively. For the fiscal period ended September 30, 2017, the Fund paid $164,308, $49,949 and $236,901 for administration, fund accounting and transfer agency fees, respectively.

Security Servicing Agent

Statebridge Company, LLC, ("SC") serves as the Fund’s primary Security Servicing Agent. SC assists the Fund in collections from and maintenance of its securities by providing services such as contacting delinquent borrowers and managing the foreclosure process or other recovery processes for the Fund in the event of a borrower's default. SC receives service-specific fees, paid monthly. For the fiscal period ended September 30, 2015, the Fund paid $483,016 in security servicing fees, the majority of which, $318,314, was paid to the prior servicer, Vertical Recovery Management, LLC. For the fiscal year ended September 30, 2016, the Fund paid $771,641 in security servicing fees. For the fiscal year ended September 30, 2017, the Fund paid $560,000 in security servicing fees.

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Custodian

MUFG Union Bank N.A., with principal offices at 350 California Street, 6th Floor, San Francisco, California 94104 serves as custodian for the securities and cash of the Fund's portfolio. Under a Custody Agreement, MUFG Union Bank N.A. holds the Fund's assets in safekeeping and keeps all necessary records and documents relating to its duties.

Other Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it.

GFS is obligated to pay expenses associated with providing the services contemplated by a Fund Services Administration Agreement (administration, accounting and transfer agent), including compensation of and office space for its officers and employees and administration of the Fund.

SC is obligated to pay expenses associated with providing the services contemplated by a servicing agreement, including compensation of and office space for its officers and employees.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants' services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund's dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund's officers and Trustees, (viii) errors and omissions insurance for the Fund's officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund's quarterly repurchase offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be expensed during the 12 months following their incurrence.

The Fund pays a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Class A and Class C shares of the Fund.

The Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of December 31, 2017 there were no persons with beneficial ownership of Fund shares that owned more than 25% of the voting securities of the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time). Each share will be offered at its class-specific net asset value plus the applicable sales load. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations, if available. Because market quotations are not typically readily available for the majority of the Fund's securities, they are valued at fair value as determined by the Board of Trustees. The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser and GFS. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund's portfolio managers.

The Adviser and GFS will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Valuation Committee of the Board will review any securities valued by the Adviser and GFS in accordance with the Fund's valuation policies. The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that

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identify issues and valuation problems that have arisen, if any. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator and (iii) Adviser. The team may also enlist third party consultants such as valuation consultants, an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund's net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund's portfolio. The Fund's class-specific net asset value per share is calculated by dividing the value of the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued class-specific expenses of the Fund, less the Fund's other liabilities by the weighted total number of class-specific shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars", if any). The Adviser has adopted policies and procedures and has structured its portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at class-specific net asset value no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the "Repurchase Request Deadline"). Shares will be repurchased at the class-specific NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a "Repurchase Pricing Date").

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days, to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder's address of record, or credited directly to a predetermined bank account on the "Repurchase Payment Date", which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

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Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the "Repurchase Offer Amount") for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification ("Shareholder Notification"). The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the "Repurchase Payment Deadline"). The notice also will set forth the class-specific NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the class-specific NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the class-specific NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 1-866-277-VCIF to learn the class-specific NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the class-specific NAV as of a recent date or a sampling of recent class-specific NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder's address of record, or credited directly to a predetermined bank account on the Repurchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Early Withdrawal Charge

Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor receive a commission of up to 1.00% of the purchase price of Class C shares, which is advanced by the Dealer Manager.

Class C shareholders who tender for repurchase of such shareholder’s shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to an early withdrawal charge of 1.00% of the original purchase price. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

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Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets, including through access to a line of credit if available, equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund's portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund's net asset value.

Repurchase of the Fund's shares will tend to reduce the amount of outstanding shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets would increase the Fund's expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund's quarterly repurchase offers are a shareholder's only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder's descendants to have the Fund acknowledge transfer of shares in the event of such shareholder's death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

Monthly Distribution Policy

The Fund intends to make a dividend distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. These monthly dividend distributions are paid to shareholders of record as of a date selected by the Board. If an investor is not a shareholder on the monthly record date, they will not receive that month’s dividend distribution. The dividend rate may be modified by the Board from time to time. If, for any monthly distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See "Dividend Reinvestment Policy."

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund's shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the monthly distribution policy from time to time.

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DIVIDEND REINVESTMENT POLICY

The Fund will operate under a dividend reinvestment policy administered by GFS (the "Agent"). Pursuant to the policy, the Fund's income dividends or capital gains or other distributions (each, a "Distribution" and collectively, "Distributions"), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Vertical Capital Income Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130. Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund's Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund's class-specific net asset value per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder's proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "U.S. Federal Income Tax Matters."

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants. Should the Fund amend its dividend reinvestment policy to include a service charge, shareholders will be notified by amendment to the Fund’s prospectus.

All correspondence concerning the dividend reinvestment policy should be directed to the Agent at Vertical Capital Income Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130. Certain transactions can be performed by calling the toll free number 1-866-277-VCIF.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund's shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

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The Fund intends to continue to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund's operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund's investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund's taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on April 8, 2011. The Fund's Agreement and Declaration of Trust (the "Declaration of Trust") provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares, subject to a $1 billion limit on the Fund. The Fund does not intend to hold annual meetings of its shareholders. As of December 31, 2017, of 34,000,000 shares registered, 12,896,508 shares were outstanding, none of which were owned by the Fund. As of December 31, 2017, only Class A shares were outstanding.

Title of Class	Amount Authorized	Amount Held By Fund	Amount Outstanding
Class A Shares of Beneficial Interest	$1,000,000,000 34,000,000 shares registered	None	12,896,508 shares NAV $12.47 per share
Class C Shares of Beneficial Interest	$1,000,000,000 34,000,000 shares registered	None	0 shares

Shares

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each share of the Fund represents a proportionate interest in the assets of the Fund with each other share in the Fund. Holders of shares will be entitled to the payment of class-specific dividends when, as and if declared by the Board of Trustees. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the Fund. See "Dividend Reinvestment Policy." The 1940 Act may limit the payment of dividends to the holders of shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund's shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

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The Fund generally will not issue share certificates. However, upon written request to the Fund's transfer agent, a share certificate may be issued at the Fund's discretion for any or all of the full shares credited to an investor's account. Share certificates that have been issued to an investor may be returned at any time. The Fund's transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death, will be reflected by bookkeeping entry, without physical delivery. GFS will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund's shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund's asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

Distributor

Northern Lights Distributors, LLC (the "Distributor"), located at 17605 Wright Street, Omaha, NE 68130, is serving as the Fund's principal underwriter and acts as the distributor of the Fund's shares on a reasonable efforts basis, subject to various conditions. The Fund's shares are offered for sale through the Distributor at class-specific net asset value plus the applicable sales load. The Distributor also may enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund's shares.

In reliance on Rule 415, the Fund intends to offer to sell up to $1,000,000,000 of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use reasonable efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Adviser or its affiliates, in the Adviser's discretion and from their own resources, may pay additional compensation to brokers or dealers, as well as to their registered representatives through payments flowing through their respective broker or dealer in connection with the sale and distribution of Fund shares (the "Additional Compensation"). In some situations, in return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker's or dealer's registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker's or dealer's registered representatives. The Additional Compensation may differ among brokers or dealers, and their registered representatives, in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer or their registered representatives, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer or their registered representatives may create potential conflicts of interest between an investor and its broker or dealer or their registered representatives who is recommending the Fund over other potential investments. Additionally, the Adviser or its affiliates pay a servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing broker-dealer services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.

The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement. The Distributor may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

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The Fund, with respect to its Class C shares, is authorized under a "Distribution Plan" to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class C shares. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees. Under the Distribution Plan, the Fund pays the Distributor a Distribution Fee at an annual rate of 0.75% of average daily net assets attributable to Class C shares.

Dealer Manager

The Fund has entered into an agreement with Provasi Capital Partners LP ("Provasi"), a registered broker-dealer and affiliate of the Adviser, pursuant to which Provasi will serve as Dealer Manager for the offering of Fund shares. In consideration for its services, Provasi may receive certain fees including a dealer manager fee of up to 0.75% of the amount invested for Class A shares. The Distributor has entered into a service agreement with Provasi. Pursuant to the terms of the service agreement, Provasi will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers. Provasi receives a portion of the sales load retained by the Distributor from the sale of Fund shares for its services provided under the service agreement.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Fund's administrator. The returned check and stop payment fee is currently $25. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, "Financial Intermediaries"). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary's name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor's account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund and forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m. Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund's class-specific NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Vertical Capital Income Fund to:

Vertical Capital Income Fund
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2

Omaha, NE 68130

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $25.00 fee against an investor's account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor's bank to send the wire. An investor's bank must include both the name of the Fund, the account number, and the investor's name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-866-277-VCIF for wiring instructions and to notify the Fund that a wire transfer

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is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: Gemini Fund Services, LLC
Account #: (number provided by calling toll-free number above)
Further Credit:
Vertical Capital Income Fund
(shareholder registration)
(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact Gemini Fund Services, LLC to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100, or $50 for retirement plan accounts, on specified days of each month into your established Fund account. Please contact the Fund at 1-866-277-VCIF for more information about the Fund's Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling 1-866-277-VCIF. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4:00 p.m. Eastern Time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, GFS will verify certain information on each account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call Gemini Fund Services, LLC at 1-866-277-VCIF for additional assistance when completing an application.

If Gemini Fund Services, LLC does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms

Class A Shares

The minimum initial purchase by an investor is $2,500 for regular accounts and $1,000 for retirement plan accounts. The Fund's shares are offered for sale through its Distributor at class-specific net asset value plus the applicable sales load. The price of the shares during the Fund's continuous offering will fluctuate over time with the net asset value of the shares. Investors in Class A shares of the Fund will pay a sales load based on the amount of their investment in the Fund. The Class A sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 1.00% to 5.75%, as set forth in the table below, subject to possible waiver of the sales load. A reallowance will be made by the Distributor from the sales load paid by each investor. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The Fund reserves the right to waive sales charges. The following sales charges apply to your purchases of Class A shares of the Fund:

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Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested [1]	Dealer Manager Fee	Dealer Reallowance
Under $200,000	5.75%	6.10%	0.75%	5.00%
$200,000 to $349,999	5.25%	5.43%	0.75%	4.50%
$350,000 to $499,999	4.75%	4.99%	0.75%	4.00%
$500,000 to $749,999	3.75%	3.90%	0.50%	3.25%
$750,000 to $999,999	2.50%	2.56%	0.50%	2.00%
$1,000,000 and above	1.00%	1.01%	0.00%	1.00%
1.	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

You may be able to buy shares without a sales charge (i.e., "load-waived") when you are:

•	reinvesting dividends or distributions;
•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;
•	exchanging an investment in Class A (or equivalent type) shares of another fund for an investment in the Fund;
•	a current or former director or Trustee of the Fund;
•	an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any dependent of the employee, as defined in section 152 of the Code) of the Fund's Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Fund;
•	purchasing shares through the Fund's Adviser; or
•	purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Fund.

In addition, concurrent purchases by related accounts may be combined to determine the application of the sales load. The Fund will combine purchases made by an investor, the investor's spouse or domestic partner, and dependent children when it calculates the sales load.

It is the investor's responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;
•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund's Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you also may include (1) the cost of shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares the Fund purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

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Class C Shares

The minimum initial purchase by an investor is $2,500 for regular accounts and $1,000 for retirement plan accounts. The Fund's Class C shares are offered for sale through its Distributor at the class-specific net asset value. The price of the shares during the Fund's continuous offering will fluctuate over time with the class-specific net asset value of the shares. Because the Class C shares of the Fund are sold at the prevailing class-specific NAV per Class C share without an upfront sales load, the entire amount of your purchase is invested immediately. Class C shareholders who tender for repurchase of such shareholder's shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to an early withdrawal charge of 1.00% of the original purchase price. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder.

Share Class Considerations

When selecting a share class, you should consider the following:

•	the amount you intend to invest;
•	how long you expect to own the shares; and
•	total costs and expenses associated with a particular share class.

Each investor's financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Other Classes of Shares.

The Fund offers Class L and Class I shares by different prospectuses. These shares are subject to different ongoing distribution, shareholder servicing fees, investment minimums and sales charges than Class A and Class C shares.

Shareholder Service Expenses

The Fund has adopted a "Shareholder Services Plan" under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund or provide shareholder services. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund may incur expenses on an annual basis equal to up to 0.25% of the average net assets of Class A and Class C shares.

CYBERSECURITY

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund's business operations, potentially resulting in financial losses; interference with the Fund's ability to calculate NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund's shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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LEGAL MATTERS

Certain legal matters in connection with the shares will be passed upon for the Fund by Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call 1-866-277-VCIF to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP, located at principal business address 171 N. Clark Street, Chicago, Illinois 60601, serves as the fund’s independent registered accounting firm, providing audit services and review of certain documents to be filed with the U.S. Securities and Exchange Commission.

ADDITIONAL INFORMATION

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-208597). The complete Registration Statement may be obtained from the SEC at www.sec.gov . See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History	2
Investment Objective and Policies	3
Management of the Fund	24
Codes of Ethics	31
Proxy Voting Policies and Procedures	31
Control Persons and Principal Holders	32
Investment Advisory and Other Services	33
Portfolio Managers	35
Allocation of Brokerage	36
Tax Status	37
Other Information	41
Independent Registered Public Accounting Firm	42
Financial Statements	42
Appendix A	A-1

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PRIVACY NOTICE	Rev. Nov. 2016

Vertical Capital Income Fund

FACTS	WHAT DOES VERTICAL CAPITAL INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does the Fund share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For nonaffiliates to market to you	NO	We don't share
QUESTIONS?	Call 1-402-493-4603

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PRIVACY NOTICE

Vertical Capital Income Fund

What we do:
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates' everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Vertical Capital Income Fund has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Vertical Capital Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Vertical Capital Income Fund does not jointly market.

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Vertical Capital Income Fund

Shares of Beneficial Interest

PROSPECTUS

January 19, 2018

Investment Adviser

Oakline Advisors, LLC

All dealers that buy, sell or trade the Fund's shares, whether or not participating in this offering, may be required to deliver a Prospectus when acting on behalf of the Fund's Distributor.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.